                                                                  Exhibit (8)(g)

                                   SCHEDULE A

                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                       EFFECTIVE DATE
------------                                                       --------------

A.  Sweep Funds
---------------
Schwab Money Market Fund                                           May 1, 1993

Schwab Government Money Fund                                       May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                        May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares             May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                      May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares               November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab New Jersey Municipal Money Fund                             January 20, 1998

Schwab Pennsylvania Municipal Money Fund                           January 20, 1998

B.  Other Funds

Schwab Value Advantage Money Fund-Investor Shares                  May 1, 1993

Schwab Institutional Advantage Money Fund                          May 1, 1993

Schwab Retirement Money Fund                                       November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares              June 6, 1995

Schwab California Municipal Money Fund -- Value Advantage Shares   June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage Shares     June 6, 1995
(formerly Schwab New York Tax-Exempt Money Fund)

                                  THE CHARLES SCHWAB FAMILY OF FUNDS

                                  By:      /s/ William J. Klipp
                                           ----------------------------------
                                  Name:    William J. Klipp
                                  Title:   Executive Vice President and Chief
                                           Operating Officer

                                  CHARLES SCHWAB & CO., INC.

                                  By:      /s/ Colleen M. Hummer
                                           ----------------------------------
                                  Name:    Colleen M. Hummer
                                  Title:   Senior Vice President

                                                                  Exhibit (8)(g)

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

      FUND                                                 FEE
      ----                                                 ---
A.    Sweep Funds
      -----------
      Schwab Money Market Fund                             An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab Government Money Fund                         An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab Municipal Money Fund-Sweep Shares             An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab California Municipal Money Fund-Sweep Shares  An annual fee, payable monthly, of
      (formerly Schwab California Tax-Exempt Money Fund)   twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab US Treasury Money Fund                        An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab New York Municipal Money Fund-Sweep Shares    An annual fee, payable monthly, of
      (formerly Schwab New York Tax-Exempt Money Fund)     twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab New Jersey Municipal Money Fund               An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab Pennsylvania Municipal Money Fund             An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

B.    Other Funds
      -----------
      Schwab Value Advantage Money Fund                              An annual fee, payable monthly, of
                                                                     five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets

      Schwab Institutional Advantage Money Fund                      An annual fee, payable monthly, of
                                                                     five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets

      Schwab Retirement Money Fund                                   An annual fee, payable monthly, of
                                                                     five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets

      Schwab Municipal Money Fund-Value Advantage Shares             An annual fee, payable monthly, of
                                                                     five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets

      Schwab California Municipal Money Fund-Value Advantage Shares  An annual fee, payable monthly, of
      (formerly Schwab California Tax-Exempt Money Fund)             five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets

      Schwab New York Municipal Money Fund-Value Advantage Shares    An annual fee, payable monthly, of
      (formerly Schwab New York Tax-Exempt Money Fund)               five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets


                             THE CHARLES SCHWAB FAMILY OF FUNDS

                             By:    /s/ William J. Klipp
                                    -----------------------------------
                             Name:  William J. Klipp

                             Title: Executive Vice President and Chief Operating
                                    Officer

                             CHARLES SCHWAB & CO., INC.

                             By:    /s/ Colleen M. Hummer
                                    -----------------------------------
                             Name:  Colleen M. Hummer
                             Title: Senior Vice President